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                                                                   EXHIBIT 10.2








                                ASHFORD.COM, INC.

                            1998 STOCK INCENTIVE PLAN


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                                ASHFORD.COM, INC.
                            1998 STOCK INCENTIVE PLAN
                                TABLE OF CONTENTS

                                                                                                             Section
ARTICLE I - PLAN                                                                                             -------
         Purpose...............................................................................................1.1
         Effective Date of Plan................................................................................1.2

ARTICLE II - DEFINITIONS

         Affiliate.............................................................................................2.1
         Board of Directors or Board...........................................................................2.2
         Cause.................................................................................................2.3
         Change of Control.....................................................................................2.4
         Code..................................................................................................2.5
         Company...............................................................................................2.6
         Disinterested Person..................................................................................2.7
         Employee..............................................................................................2.8
         Fair Market Value.....................................................................................2.9
         Incentive Option.....................................................................................2.10
         Nonqualified Option..................................................................................2.11
         Option...............................................................................................2.12
         Option Agreement.....................................................................................2.13
         Optionee.............................................................................................2.14
         Plan.................................................................................................2.15
         Plan Year............................................................................................2.16
         Restricted Stock.....................................................................................2.17
         Restricted Stock Agreement...........................................................................2.18
         Restricted Stock Purchase Price......................................................................2.19
         Restricted Stock Recipient...........................................................................2.20
         Stock................................................................................................2.21
         Stock Award..........................................................................................2.22
         10% Stockholder......................................................................................2.23

ARTICLE III - ELIGIBILITY

ARTICLE IV - GENERAL PROVISIONS RELATING TO OPTIONS AND STOCK AWARDS

         Authority to Grant Options and Stock Awards...........................................................4.1
         Dedicated Shares......................................................................................4.2
         Non-Transferability...................................................................................4.3
         Requirements of Law...................................................................................4.4
         Changes in the Company's Capital Structure............................................................4.5
         Election Under Section 83(b) of the Code..............................................................4.6


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
ARTICLE V - OPTIONS

         Type of Option........................................................................................5.1
         Option Price..........................................................................................5.2
         Duration of Options...................................................................................5.3
         Amount Exercisable--Incentive Options.................................................................5.4
         Exercise of Options...................................................................................5.5
         Exercise on Termination of Employment.................................................................5.6
         Substitution Options..................................................................................5.7
         No Rights as Shareholder..............................................................................5.8

ARTICLE VI - STOCK AWARDS

         Stock Awards..........................................................................................6.1
         Restrictions..........................................................................................6.2
         Stock Certificate.....................................................................................6.3
         Rights as Shareholder.................................................................................6.4
         Lapse of Restrictions.................................................................................6.5
         Restriction Period....................................................................................6.6

ARTICLE VII - ADMINISTRATION

ARTICLE VIII - AMENDMENT OR TERMINATION OF PLAN

ARTICLE IX - MISCELLANEOUS

         No Establishment of a Trust Fund......................................................................9.1
         No Employment Obligation..............................................................................9.2
         Forfeiture ...........................................................................................9.3
         Tax Withholding.......................................................................................9.4
         Written Agreement.....................................................................................9.5
         Indemnification of the Board of Directors.............................................................9.6
         Gender................................................................................................9.7
         Headings..............................................................................................9.8
         Other Compensation Plans..............................................................................9.9
         Other Options or Awards..............................................................................9.10
         Governing Law........................................................................................9.11
         Forms................................................................................................9.12

Exhibit A - Form of Incentive Stock Option Agreement
Exhibit B - Form of Nonqualified Stock Option Agreement
Exhibit C - Form of Restricted Stock Award


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                                    ARTICLE I

                                      PLAN

         1.1 PURPOSE. This Plan is intended to advance the best interests of the Company, its Affiliates, and its shareholders by providing those persons who have substantial responsibility for the management and growth of the Company and its Affiliates with additional incentives and an opportunity to obtain or increase their proprietary interest in the Company, thereby encouraging them to continue to provide services to the Company or any of its Affiliates.

         1.2 EFFECTIVE DATE OF PLAN. The Plan is effective April 1, 1998, if within one year of that date it shall have been approved by at least a majority vote of shareholders voting in person or by proxy at a duly held shareholders' meeting, or if the provisions of the corporate charter, by-laws or applicable state law prescribes a greater degree of shareholder approval for this action, the approval by the holders of that percentage, at a duly held meeting of shareholders. No Incentive Option, Nonqualified Option, or Stock Award shall be granted pursuant to the Plan after April 1, 2008.

                                   ARTICLE II

                                   DEFINITIONS

         The words and phrases defined in this Article shall have the meaning set out in these definitions throughout this Plan.

         2.1 "AFFILIATE" means any parent corporation and any subsidiary corporation. The term "parent corporation" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the action or transaction, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain. The term "subsidiary corporation" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the action or transaction, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

         2.2 "BOARD OF DIRECTORS" or "BOARD" means the board of directors of the Company.

         2.3 "CAUSE" means the termination of the employment of the Employee by the Company for (i) dishonesty, including any act described in Article 9.3(a) and (b) herein, (ii) conviction of a felony or (iii) the continued failure by the Employee to perform the material duties assigned to the Employee that are consistent with the Employee's position with the Company after notice of such failure has been given by the Company and a reasonable opportunity to cure is provided to the Employee.


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         2.4 "CHANGE OF CONTROL" means (i) the acquisition by any entity or group of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended) of fifty percent (50%) or more of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors, provided, however, that any such acquisition by J. Robert Shaw or James H. Whitcomb, Jr. shall not be deemed to be a Change of Control, (ii) the approval by the shareholders of the Company of any merger, consolidation or other reorganization pursuant to which the Company is not the surviving entity (or survives only as a subsidiary of an entity other than a previously wholly-owned subsidiary of the Company), (iii) the approval by the shareholders of the Company of the sale, lease or exchange of all or substantially all of the assets of the Company to any other person or entity (other than a wholly-owned subsidiary of the Company), or (iv) the approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

         2.5 "CODE" means the Internal Revenue Code of 1986, as amended.

         2.6 "COMPANY" means Ashford.com, Inc.

         2.7 "DISINTERESTED PERSON" means a "disinterested person" as that term is defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended.

         2.8 "EMPLOYEE" means a person employed by the Company or any Affiliate to whom an Option or a Stock Award is granted.

         2.9 "FAIR MARKET VALUE" of the Stock as of any date means (a) the average of the high and low sale prices of the Stock on that date on the principal securities exchange on which the Stock is listed; or (b) if the Stock is not listed on a securities exchange, the average of the high and low sale prices of the Stock on that date as reported on the NASDAQ National Market System; or (c) if the Stock is not listed on the NASDAQ National Market System, the average of the high and low bid quotations for the Stock on that date as reported by the National Quotation Bureau Incorporated; or (d) if none of the foregoing is applicable, an amount at the election of the Board equal to (x) the average between the closing bid and ask prices per share of stock on the last preceding date on which those prices were reported, or (y) that amount as determined by the Board.

         2.10 "INCENTIVE OPTION" means an option granted under this Plan which is designated as an "Incentive Option" and satisfies the requirements of Section 422 of the Code.

         2.11 "NONQUALIFIED OPTION" means an option granted under this Plan other than an Incentive Option.

         2.12 "OPTION" means both an Incentive Option and a Nonqualified Option granted under this Plan to purchase shares of Stock.

         2.13 "OPTION AGREEMENT" means the written agreement which sets out the terms of an Option.

         2.14 "OPTIONEE" means a person to whom an Option is granted.


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         2.15 "PLAN" means the Ashford.com, Inc. 1998 Stock Incentive Plan, as set out in this document and as it may be amended from time to time.

         2.16 "PLAN YEAR" means the Company's fiscal year.

         2.17 "RESTRICTED STOCK" means stock awarded or purchased under a Restricted Stock Agreement entered into pursuant to this Plan, together with (i) all rights, warranties or similar items attached or accruing thereto or represented by the certificate representing the stock and (ii) any stock or securities into which or for which the stock is thereafter converted or exchanged. The terms and conditions of the Restricted Stock Agreement shall be determined by the Board of Directors consistent with the terms of this Plan.

         2.18 "RESTRICTED STOCK AGREEMENT" means an agreement between the Company or any Affiliate and the Restricted Stock Recipient pursuant to which the Restricted Stock Recipient receives a Stock Award subject to Article VI.

         2.19 "RESTRICTED STOCK PURCHASE PRICE" means the purchase price, if any, per share of Restricted Stock subject to a Stock Award. The Restricted Stock Purchase Price shall be determined by the Board. It may be greater than or less than the Fair Market Value of the Stock on the date of the Stock Award.

         2.20 "RESTRICTED STOCK RECIPIENT" means a person to whom a Stock Award is granted.

         2.21 "STOCK" means the Common Stock of the Company, or, in the event that the outstanding shares of Common Stock are later changed into or exchanged for a different class of stock or securities of the Company or another corporation, that other stock or security.

         2.22 "STOCK AWARD" means an award of Restricted Stock.

         2.23 "10% STOCKHOLDER" means an individual who, at the time the Option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any Affiliate. An individual shall be considered as owning the stock owned, directly or indirectly, by or for his brothers and sisters (whether by the whole or half blood), spouse, ancestors, and lineal descendants; and stock owned, directly or indirectly, by or for a corporation, partnership, estate, or trust, shall be considered as being owned proportionately by or for its stockholders, partners, or beneficiaries.

                                   ARTICLE III

                                   Eligibility

         The individuals or entities who shall be eligible to receive Incentive Options shall be those employees of the Company or any of its Affiliates as the Board shall determine from time to time. The individuals or entities who shall be eligible to receive Nonqualified Options and Stock Awards shall be such individuals or entities as the Board shall determine from time to time.


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                                   ARTICLE IV

             GENERAL PROVISIONS RELATING TO OPTIONS AND STOCK AWARDS

         4.1 AUTHORITY TO GRANT OPTIONS AND STOCK AWARDS. The Board may grant to those persons selected by it in accordance with this Plan, as it shall from time to time determine, Options or Stock Awards under the terms and conditions of this Plan. Subject only to any applicable limitations set out in this Plan, the number of shares of Stock to be covered by any Option or Stock Award to be granted to an individual or entity shall be as determined by the Board.

         4.2 DEDICATED SHARES. The total number of shares of Stock with respect to which Options and Stock Awards may be granted under the Plan shall be 1,821,000 shares. The shares may be treasury shares or authorized but unissued shares. The number of shares stated in this Section 4.2 shall be subject to adjustment in accordance with the provisions of Section 4.5.

         In the event that any outstanding Option or Stock Award shall expire or terminate for any reason or any Option or Stock Award is surrendered, the shares of Stock allocable to the unexercised portion of that Option or Stock Award may again be subject to an Option or Stock Award under the Plan. If Stock is used by the Optionee pursuant to Section 5.5 of this Plan to pay the exercise price of an Option, only the net number of shares of Stock issued by the Company shall be considered utilized under this Plan. If shares of Stock are withheld by the Company to pay tax withholding due from the Optionee, the number of such shares withheld shall not be considered utilized under this Plan.

         4.3 NON-TRANSFERABILITY. Unless otherwise indicated in the applicable Option Agreement, Options shall not be transferable by the Optionee otherwise than by will or under the laws of descent and distribution, and shall be exercisable, during the Optionee's lifetime, only by him. Restricted Stock shall be purchased by and/or become vested under a Restricted Stock Agreement during the Restricted Stock Recipient's lifetime, only by him. Any attempt to transfer a Stock Award other than under the terms of the Plan and the Restricted Stock Agreement shall terminate the Stock Award and all rights of the Restricted Stock Recipient to that Restricted Stock.

         4.4 REQUIREMENTS OF LAW. The Company shall not be required to sell or issue any Stock under any Option or Stock Award if issuing that Stock would constitute or result in a violation by the Optionee or the Restricted Stock Recipient, as applicable, or the Company of any provision of any law, statute, or regulation of any governmental authority. Specifically, in connection with any applicable statute or regulation relating to the registration of securities, upon exercise of any Option or pursuant to any Stock Award, the Company shall not be required to issue any Stock unless the Board has received evidence satisfactory to it to the effect that the holder of that Option or Stock Award will not transfer the Stock except in accordance with applicable law, including receipt of an opinion of counsel satisfactory to the Company to the effect that any proposed transfer complies with applicable law. The determination by the Board on this matter shall be final, binding and conclusive. The Company may, but shall in no event be obligated to, register any Stock covered by this Plan pursuant to applicable securities laws of any country or any political subdivision. In the event the Stock issuable on exercise of an Option or


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pursuant to a Stock Award is not registered, the Company may imprint on the certificate evidencing the Stock any legend that counsel for the Company considers necessary or advisable to comply with applicable law. The Company shall not be obligated to take any other affirmative action in order to cause the exercise of an Option or vesting under a Stock Award, or the issuance of shares under either of them, to comply with any law or regulation of any governmental authority.

         4.5 CHANGES IN THE COMPANY'S CAPITAL STRUCTURE. (a) The existence of this Plan and any outstanding Options or Stock Awards shall not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company 's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock or its rights, or the dissolution or liquidation of the Company, or any sale, lease, exchange, or other transfer or disposition of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

             (b) If the Company shall effect a subdivision or consolidation of shares or other capital adjustment of, or the payment of a dividend in capital stock or other equity securities of the Company on, Stock, or other increase or reduction of the number of shares of Stock outstanding without receiving consideration therefor in cash, property, labor or services, or the reclassification of Stock, in whole or in part, into other equity securities of the Company, then (i) the number, class and per share price of shares of Stock subject to outstanding Options hereunder shall be appropriately adjusted (or in the case of the issuance of other equity securities as a dividend on, or in a reclassification of, Stock, the Options shall extend to such other securities) in such a manner as to entitle an Optionee to receive, upon exercise of an Option, for the same aggregate cash consideration, the equivalent total number and class or classes of shares (or in the case of a dividend of, or reclassification into, other equity securities, such other securities) he would have held after such adjustment if he had exercised his Option in full immediately prior to the event requiring the adjustment, or, if applicable, the record date for determining shareholders to be affected by such adjustment; and (ii) the number and class of shares then reserved for issuance under this Plan (or in the case of a dividend of, or reclassification into, other equity securities, such other securities) shall be adjusted by substituting for the total number and class of shares of Stock then received, the number and class or classes of shares of Stock (or in the case of a dividend of, or reclassification into, other equity securities, such other securities) that would have been received by the owner of an equal number of outstanding shares of Stock as a result of the event requiring the adjustment. Comparable rights shall accrue to each Optionee in the event of successive


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         subdivisions, consolidations, capital adjustments, dividends or reclassifications of the character described above.

             (c) If (i) the Company shall not be the surviving entity in any merger, consolidation or other reorganization (or survives only as a subsidiary of an entity other than a previously wholly-owned subsidiary of the Company), (ii) the Company sells, leases or exchanges or agrees to sell, lease or exchange all or substantially all of its assets to any other person or entity (other than a wholly-owned subsidiary of the Company), (iii) the Company is to be dissolved and liquidated, or (iv) a Change of Control not otherwise described in clauses (i), (ii), or
         (iii) of this sentence shall have occurred (each such event described in any of clauses (i), (ii), (iii), and (iv) of this sentence is referred to herein as a "Corporate Change"), the Board, acting in its sole discretion without the consent or approval of any Optionee, shall act to effect one or more of the following alternatives, which may vary among individual Optionees and which may vary among Options held by any individual Optionee: (1) accelerate the time at which Options then outstanding may be exercised so that such Options may be exercised in full for a limited period of time on or before a specified date (before or after such Corporate Change) fixed by the Board, after which specified date all unexercised Options and all rights of Optionees thereunder shall terminate, (2) require the mandatory surrender to the Company by selected Optionees of some or all of the outstanding Options held by such Optionees (irrespective of whether such Options are then exercisable under the provisions of this Plan or the Option Agreements evidencing such Options) as of a date, before or after such Corporate Change, specified by the Board, in which event the Board shall thereupon cancel such Options and the Company shall pay to each Optionee an amount of cash per share equal to the excess, if any, of the amount calculated in Section 4.5(d) (the "Change of Control Value") of the shares subject to such Option over the exercise price(s) under such Option for such shares, (3) make such adjustments to the number and class of shares then reserved for issuance under this Plan and/or to Options then outstanding as the Board deems appropriate to reflect such Corporate Change (provided, however, that in effecting this alternative the Board may determine in its sole discretion that no such adjustment is necessary), or (4) provide that the number and class of shares of Stock covered by an Option theretofore granted shall be adjusted (which adjustment may include, but shall not be limited to, having such Option assumed by the corporation that survives, or that acquires voting securities of the Company or all or substantially all of the assets of the Company, as a result of such Corporate Change and/or having a new option substituted by such


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         corporation for such Option) so that such Option shall thereafter cover the number and class of shares of stock or other securities or property (including, without limitation, cash) to which the Optionee would have been entitled pursuant to the terms of the agreement of merger, consolidation, reorganization, sale, lease or exchange of assets, or dissolution if, immediately prior to such merger, consolidation, reorganization, sale, lease or exchange of assets, or dissolution, the Optionee had been the holder of record of the number of shares of Stock then covered by such Option.

             (d) Unless otherwise indicated in the applicable Option Agreement, if an Option can be exercised before the Optionee is vested in such Option, upon a Corporate Change, any right to repurchase an Optionee's unvested Option shares at the original exercise price upon termination of the Optionee's service shall lapse and all of such Option shares shall become vested if (i) the Company is subject to a Corporate Change before the Optionee's service terminates and (ii) the repurchase right is not assigned to the entity that employs the Optionee immediately after the Corporate Change or to its parent or subsidiary. Unless otherwise indicated in the applicable Option Agreement, if an Option can only be exercised as the Optionee becomes vested in such Option, upon a Corporate Change, all of an Optionee's Options shall become exercisable and vested in full if (i) the Company is subject to a Corporate Change before the Optionee's service terminates, (ii) such Options do not remain outstanding, (iii) such Options are not assumed by the surviving corporation or its parent and (iv) the surviving corporation or its parent does not substitute options with substantially the same terms for such Options.

             (e) For the purposes of clause (2) in Section 4.5(c), the "Change of Control Value" shall equal the amount determined in clause (i), (ii) or (iii) of this Section 4.5(d), whichever is applicable, as follows:
         (i) the price per share offered to shareholders of the Company in any such merger, consolidation, reorganization, sale, lease or exchange of assets or dissolution transaction, (ii) the price per share offered to all or a portion of the shareholders of the Company in any tender offer, exchange offer or other purchase or exchange transaction whereby a Corporate Change takes place, or (iii) if such Corporate Change occurs other than as a result of a transaction described in clause (i) or (ii) of this sentence, the fair market value per share of the shares of Stock into which such Options being surrendered are exercisable, as determined by the Board as of the date determined by the Board to be the date of cancellation and surrender of such Options. In the event that the consideration offered to shareholders of the Company in any transaction described in this Section 4.5(e) or


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         Section 4.5(c) consists of anything other than cash, the Board shall determine the fair cash equivalent of the portion of the consideration offered which is other than cash.

             (f) The provisions of this Plan to the contrary notwithstanding, with respect to any Stock Award outstanding at the time of the occurrence of a Corporate Change, the Board may, in its sole discretion and as of a date determined by the Board, fully vest any or all Restricted Stock awarded to the holder pursuant to such Stock Award and then outstanding and, upon such vesting, all restrictions applicable to such Stock Award shall terminate as of such date. Any action by the Board pursuant to this Section 4.5(f) may vary among holders and may vary among the Stock Awards held by any holder.

             (g) In the event of changes in the outstanding Stock by reason of recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges or other relevant changes in capitalization, or in the event of any separation of the Company or any Affiliate (including, but not limited to, any such separation resulting from a spin-off or other distribution of stock or property by the Company or any Affiliate), occurring after the date of the grant of any Option or Stock Award and not otherwise provided for by this Section 4.5, any outstanding Options and Stock Awards and any agreements evidencing such Options and Stock Awards shall be subject to adjustment by the Board at its discretion as to the number, class and price of shares of stock or other consideration subject to such Options and Stock Awards (provided, however, that the Board may determine in its discretion that no such adjustment is necessary with respect to some or all of such outstanding Options and/or Stock Awards and/or any agreements evidencing such Options and Stock Awards). In the event of any such change in the outstanding Stock or any such separation, the aggregate number and class of shares available under this Plan may be appropriately adjusted by the Board, whose determination shall be conclusive.

             (h) Any adjustment provided for in Section 4.5(a) through (g) above shall be subject to any required shareholder action.

             (i) Except as hereinbefore expressly provided, the issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash, property, labor or services, either upon direct sale, upon the exercise of rights or warrants to subscribe for them, or upon conversion of shares or obligations of the Company convertible


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         into shares or other securities, and in any case whether or not for fair market value, shall not affect, and no adjustment by reason of such issuance shall be made with respect to, the number, class, or price of shares of Stock then subject to outstanding Options and Stock Awards.

         4.6 ELECTION UNDER SECTION 83(b) OF THE CODE. Any Optionee or Restricted Stock Recipient who receives an Option or Stock Award under the Plan may exercise the Option or Stock Award prior to the date on which any portion of the Option or Stock Award becomes vested. If the Optionee or Restricted Stock Recipient exercises an Option or Stock Award prior to vesting in the Option or Stock Award, then the Company shall have a right to repurchase the shares of Stock subject to the Option or Stock Award that remain unvested upon the termination of service of the Optionee or Restricted Stock Recipient at the original price that the Optionee or Restricted Stock Recipient paid for such shares of Stock. Any Optionee or Restricted Stock Recipient may file an election under Section 83(b) of the Code when exercising an Option or Stock Award that is subject to a substantial risk of forfeiture, such as the Company's right of repurchase.

                                    ARTICLE V

                                     OPTIONS


         5.1 TYPE OF OPTION. The Board shall specify whether a given option shall constitute an Incentive Option or a Nonqualified Option.

         5.2 OPTION PRICE. The price at which Stock may be purchased under an Incentive Option shall not be less than the greater of: (a) 100% of the Fair Market Value of the shares of Stock on the date the Option is granted, or (b) the aggregate par value of the shares of Stock on the date the Option is granted. The Board in its discretion may provide that the price at which shares of Stock may be purchased under an Incentive Option shall be more than 100% of Fair Market Value. In the case of any 10% Stockholder, the price at which shares of Stock may be purchased under an Incentive Option shall not be less than the greater of: (a) 110% of the Fair Market Value of the Stock on the date the Incentive Option is granted, or (b) the aggregate par value of the shares of Stock on the date the Option is granted.

         The price at which shares of Stock may be purchased under a Nonqualified Option shall not be less than the lesser of: (a) 100% of the Fair Market Value of the shares of Stock on the date the Option is granted or (b) the aggregate par value of the shares of Stock on the date the Option is granted. The Board in its discretion may provide that the price at which shares of Stock may be purchased under a Nonqualified Option shall be more than 100% of Fair Market Value.

         5.3 DURATION OF OPTIONS. No Option shall be exercisable after the expiration of ten (10) years from the date the Option is granted. In the case of a 10% Stockholder, no Incentive Option shall be exercisable after the expiration of five (5) years from the date the Incentive Option is granted.


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         5.4 AMOUNT EXERCISABLE. Each Option is exercisable, in whole or in part, in the manner and subject to the conditions the Board of Directors, in its sole discretion, may provide in the Option Agreement, as long as the Option is valid and outstanding; provided, however, that notwithstanding anything in this Plan or any Option Agreement to the contrary, during or with respect to any period in which the Company is an S corporation (as defined section 1361(a)(1) of the Code or any successor or superseding provision of the tax laws of the United States of America), the Board, in its sole discretion, may determine that an Option that is otherwise exercisable may not be exercised if such exercise would cause the Company's S corporation status to terminate, in which case such Option may not be exercised unless and until such time as the Board, in its sole discretion, determines that such Option may be exercised without causing the Company's S corporation status to terminate.

         To the extent that the aggregate Fair Market Value (determined as of the time an Incentive Option is granted) of the Stock with respect to which Incentive Options first become exercisable by an Employee during any calendar year (under this Plan and any other incentive stock option plan(s) of the Company or any Affiliate) exceeds $100,000, the Incentive Options shall be treated as Nonqualified Options. In making this determination, Incentive Options shall be taken into account in the order in which they were granted. If an Incentive Option is not exercised within specified time limits prescribed by the Code, it shall become a Nonqualified Option by operation of law.

         5.5 EXERCISE OF OPTIONS. Each option shall be exercised by the delivery of written notice to the Board setting forth the number of shares of Stock with respect to which the Option is to be exercised, together with: (a) cash, certified check, bank draft, or postal or express money order payable to the order of the Company for an amount equal to the exercise price of the shares,
(b) Stock at its Fair Market Value on the date of exercise, except that no such Stock shall be used if the surrender of such Stock would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the option for financial reporting purposes, (c) an election to have shares of Stock, which otherwise would be issued on exercise, withheld in payment of the exercise price and/or to satisfy the minimum income tax withholding obligation, (d) services rendered to the Company, (e) promissory note, (f) if Stock is publicly traded, payment may be made all or in part by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell shares of Stock and to deliver all or part of the sales proceeds to the Company in payment of all or part of the exercise price and any withholding taxes, (g) if Stock is publicly traded, payment may be made all or in part by the delivery (on a form prescribed by the Company) of an irrevocable direction to pledge shares of Stock to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the exercise price and any withholding taxes, (h) any combination of the above or any other form of payment which is acceptable to the Board, and specifying the address to which the certificates for the shares are to be mailed.

         As promptly as practicable after receipt of written notification and payment, the Company shall deliver to the Optionee certificates for the number of shares with respect to which the Option has been exercised, issued in the Optionee's name; provided, however, that if the shares with respect to which the Option has been exercised are unvested, such shares will be held in escrow, as provided in the applicable Option Agreement. If shares of Stock are used in payment, the aggregate Fair Market Value of the shares of Stock tendered must be equal to or less than the aggregate exercise price of the shares being purchased upon exercise of the Option, and any difference must be paid by cash, certified check, bank draft, or postal or express money order payable to the order of the Company. Delivery of the shares shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited the certificates in the United States mail, addressed to the Optionee, at the address specified by the Optionee.

         Whenever an Option is exercised by exchanging shares of Stock owned by the Optionee, the Optionee shall deliver to the Company certificates registered in the name of the Optionee representing a number of shares of Stock legally and beneficially owned by the Optionee, free of all liens, claims, and encumbrances of every kind, accompanied by stock powers duly endorsed in blank by the record holder of the shares represented by the certificates (with signature guaranteed by a commercial bank or trust company or by a brokerage firm having a membership on a registered national stock exchange). The delivery of certificates upon the exercise of Options is subject to the condition that the person exercising the Option provide the Company with the information the Company might reasonably request pertaining to exercise, sale or other disposition. The Board may provide that a legend or restriction be printed on the certificate as the Board determines is necessary, in its discretion, to comply with applicable laws.

         5.6 EXERCISE ON TERMINATION OF EMPLOYMENT. Unless it is expressly provided otherwise in the Option Agreement, Options shall expire one day less than six months after severance of employment of an Employee from the Company and all Affiliates for any reason other than death, retirement, severance for disability, or termination for Cause; provided, if an Incentive Option is not exercised within specified time limits prescribed by the Code, it shall become a Nonqualified Option by operation of law. Whether authorized leave of absence or absence on military or government service shall constitute severance of the employment of an Employee shall be determined by the Board at that time.

         Upon a termination of service for any reason, the Optionee may exercise all or part of the Optionee's Options at any time before the expiration of such Options, but only to the extent that such Options had become exercisable and vested before the Optionee's service terminated (or became exercisable as a result of the termination) and the underlying shares had vested before the Optionee's Service terminated (or vested as a result of the termination). The balance of such Options shall lapse when the Optionee's service terminates.

         In determining the employment relationship between the Company and an Employee, employment by any Affiliate shall be considered employment by the Company, as shall employment by a corporation issuing or assuming a stock option in a transaction to which Section 424(a) of the Code applies, or by a parent corporation or subsidiary corporation of the corporation issuing or assuming a stock option (and for this purpose, the phrase "corporation issuing or assuming a stock option" shall be substituted for the word "Company" in the definitions of parent corporation and subsidiary corporation in Section 2.1, and the parent-subsidiary relationship shall be determined at the time of the corporate action described in Section 424(a) of the Code).

         DEATH. If, before the expiration of an Option, an Employee, whether in the employ of the Company or after he has retired or was severed for disability, dies, the Option shall become fully vested and shall continue until the earlier of the Option's expiration date or one year following the date of his death, unless it is expressly provided otherwise in the Option Agreement. After the death of an Employee, his executors, administrators or any persons to whom his Option may be transferred by will or by the laws of descent and distribution shall have the right, at any time prior to the Option's expiration or termination, whichever is earlier, to exercise the Option in full unless it is expressly provided otherwise in the Option Agreement.

         RETIREMENT. Unless it is expressly provided otherwise in the Option Agreement, before the expiration of an Incentive Option, an Employee shall be retired in good standing from the employ of the Company under the then established rules of the Company, the Incentive Option shall terminate on the earlier of the Option's expiration date or one year after his retirement; provided, if an Incentive Option is not exercised within specified time limits prescribed by the Code, it shall become a Nonqualified Option by operation of law.

         Unless it is expressly provided otherwise in the Option Agreement, if before the expiration of a Nonqualified Option, an Employee shall be retired in good standing from the employ of the Company under the then established rules of the Company, the Nonqualified Option shall terminate on the earlier of the Nonqualified Option's expiration date or one year after his retirement.

         In the event of retirement, an Employee shall have the right prior to the termination of the Option to exercise the Option, to the extent to which he was entitled to exercise it as of his retirement date, and shall be vested in the Option to the extent that he was vested as of his retirement date, unless it is expressly provided otherwise in the Option Agreement.

         DISABILITY. If, before the expiration of an Option, an Employee shall be severed from the employ of the Company for disability, the Option shall terminate on the earlier of the Option's expiration date or one year after the date he was severed because of disability, unless it is expressly provided otherwise in the Option Agreement. In the event that an Employee shall be severed from the employ of the Company for disability, an Employee shall become fully vested in his Option and have the right prior to the termination of the Option to exercise the Option in full unless it is expressly provided otherwise in the Option Agreement. If an Incentive Option is not exercised within specified time limits prescribed by the Code, it shall become a Nonqualified Option by operation of law.

         Notwithstanding the above, an Option may be amended by the Board, with the consent of an Employee, to extend the termination date of the Option, provided such extension shall not exceed a period of 10 years from the date of the initial grant of the Option.

         TERMINATION FOR CAUSE. Unless it is expressly provided otherwise in the Option Agreement, Options shall terminate immediately upon the termination for Cause of employment of an Employee from the Company.

         5.7 SUBSTITUTION OPTIONS. Options may be granted under this Plan from time to time in substitution for stock options held by employees of other corporations who are about to become employees of or affiliated with the Company or any Affiliate as the result of a merger or consolidation of the employing corporation with the Company or any Affiliate, or the acquisition by the Company or any Affiliate of the assets of the employing corporation, or the acquisition by the Company or any Affiliate of stock of the employing corporation as the result of which it becomes an Affiliate of the Company. The terms and conditions of the substitute Options granted may vary from the terms and conditions set out in this Plan to the extent the Board, at the time of grant, may deem appropriate to conform, in whole or in part, to the provisions of the stock options in substitution for which they are granted.

         5.8 NO RIGHTS AS SHAREHOLDER. No Employee shall have any rights as a shareholder with respect to Stock covered by his Option until the date a stock certificate is issued for the Stock.

                                   ARTICLE VI

                                  STOCK AWARDS

         6.1 STOCK AWARDS. The Board may issue shares of Stock to an individual or entity subject to the terms of a Restricted Stock Agreement. The Restricted Stock may be issued for no payment by the Restricted Stock Recipient or for a payment below the Fair Market Value on the date of grant. Restricted Stock shall be subject to restrictions as to sale, transfer, alienation, pledge or other encumbrance and generally will be subject to vesting over a period of time specified in the Restricted Stock Agreement. The Board shall determine the period of vesting, if any, the number of shares, the price, if any, of Stock included in a Stock Award, and the other terms and provisions which are included in a Restricted Stock Agreement. In the discretion of the Board, a Restricted Stock Award may be made as a grant of Restricted Stock or as a right to receive stock (or their cash equivalent or a combination of both) in the future.

         6.2 RESTRICTIONS. Restricted Stock may be subject to the following terms and conditions as determined by the Board and as set forth in the Restricted Stock Award, including without limitation any or all of the following:

             (a) a prohibition against the sale, transfer, alienation, pledge or other encumbrance of the shares of Restricted Stock, such prohibition to lapse at such time or times as the Board shall determine (whether in annual or more frequent installments, at the time of the death, disability or retirement of the holder of such shares, or otherwise);

             (b) a requirement that the holder of shares of Restricted Stock forfeit, or in the case of shares sold to an Employee, resell back to the Company at his cost, all or a part of such shares in the event of termination of the holder's employment during any period in which the shares remain subject to restrictions;

             (c) a prohibition against employment of the holder of Restricted Stock by any competitor of the Company or its Affiliates, or against such holder's dissemination of any secret or confidential information belonging to the Company or an Affiliate;

             (d) unless stated otherwise in the Restricted Stock Agreement, (i) if restrictions remain at the time of severance of employment with the Company and all Affiliates, other than for reason of disability or death, the Restricted Stock shall be forfeited; and (ii) if severance of employment is by reason of disability or death, the restrictions on the shares shall lapse and the Employee or his heirs or estate shall be 100% vested in the shares subject to the Restricted Stock Agreement.

         6.3 STOCK CERTIFICATE. Shares of Restricted Stock shall be registered in the name of the Restricted Stock Recipient receiving the Stock Award and deposited, together with a stock power endorsed in blank, with the Company. Each such certificate shall bear a legend in substantially the following form:

         THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES OF STOCK REPRESENTED BY IT IS RESTRICTED BY AND SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING CONDITIONS OF FORFEITURE) CONTAINED IN THE ASHFORD.COM, INC. 1998 STOCK INCENTIVE PLAN, AND AN AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER AND THE COMPANY. A COPY OF THE PLAN AND AGREEMENT IS ON FILE IN THE OFFICE OF THE SECRETARY OF THE COMPANY.

         6.4 RIGHTS AS SHAREHOLDER. Subject to the terms and conditions of the Plan, each Restricted Stock Recipient receiving a certificate for Restricted Stock shall have all the rights of a shareholder with respect to the shares of Stock included in the Stock Award during any period in which such shares are subject to forfeiture and restrictions on transfer, including without limitation, the right to vote such shares, if unrestricted shares of the same class have the right to vote. Dividends paid with respect to shares of Restricted Stock in cash or property other than stock in the Company or rights to acquire stock in the Company shall be paid to the Restricted Stock Recipient currently. Dividends paid in stock in the Company or rights to acquire stock in the Company shall be added to and become a part of the Restricted Stock.

         6.5 LAPSE OF RESTRICTIONS. At the end of the time period during which any shares of Restricted Stock are subject to forfeiture and restrictions on sale, transfer, alienation, pledge, or other encumbrance, such shares shall vest and will be delivered in a certificate, free of all restrictions, to the Restricted Stock Recipient or to the Restricted Stock Recipient's legal representative, beneficiary or heir; provided the certificate shall bear such legend, if any, as the Board determines is reasonably required by applicable law. By accepting a Stock Award and executing a Restricted Stock Agreement, the Restricted Stock Recipient agrees to remit when due any federal and state income and employment taxes required to be withheld.

         6.6 RESTRICTION PERIOD. No Stock Award may provide for restrictions continuing beyond ten (10) years from the date of the Stock Award.

                                   ARTICLE VII

                                 ADMINISTRATION

         This Plan shall be administered by the Board. All questions of interpretation and application of the Plan, Options or Stock Awards shall be subject to the determination of the Board. A majority of the members of the Board shall constitute a quorum. All determinations of the Board shall be made by a majority of its members. Any decision or determination reduced to writing and signed by a majority of the members shall be as effective as if it had been made by a majority vote at a meeting properly called and held. This Plan shall be administered in such a manner as to permit the Options granted under it which are designated to be Incentive Options to qualify as Incentive Options. In carrying out its authority under this Plan, the Board shall have full and final authority and discretion, including but not limited to the following rights, powers and authorities, to:

                  (a) determine the individuals or entities to whom and the time or times at which Options or Stock Awards will be made,

                  (b) determine the number of shares and the purchase price of Stock covered in each Option or Stock Award, subject to the terms of the Plan,

                  (c) determine the terms, provisions and conditions of each Option and Stock Award, which need not be identical,

                  (d) accelerate the time at which any outstanding Option may be exercised,

                  (e) define the effect, if any, on an Option or Stock Award of the death, disability, retirement, or termination of employment of an Employee,

                  (f) prescribe, amend and rescind rules and regulations relating to administration of the Plan, and

                  (g) make all other determinations and take all other actions deemed necessary, appropriate, or advisable for the proper administration of this Plan.

The actions of the Board in exercising all of the rights, powers, and authorities set out in this Article and all other Articles of this Plan, when performed in good faith and in its sole judgment, shall be final, conclusive and binding on all parties.

                                  ARTICLE VIII

                        AMENDMENT OR TERMINATION OF PLAN

         The Board of Directors of the Company may amend, terminate or suspend this Plan at any time, in its sole and absolute discretion; provided, however, that to the extent required to qualify this Plan under Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934, as amended, no amendment that would (a) materially increase the number of shares of Stock that may be issued under this Plan, (b) materially modify the requirements as to eligibility for participation in this Plan, or (c) otherwise materially increase the benefits accruing to participants under this Plan, shall be made without the approval of the Company's shareholders; provided further, however, that to the extent required to maintain the status of any Incentive Option under the Code, no amendment that would (a) change the aggregate number of shares of Stock which may be issued under Incentive Options, (b) change the class of employees eligible to receive Incentive Options, or (c) decrease the Option price for Incentive Options below the Fair Market Value of the Stock at the time it is granted, shall be made without the approval of the Company's shareholders. Subject to the preceding sentence, the Board shall have the power to make any changes in the Plan and in the regulations and administrative provisions under it or in any outstanding Incentive Option as in the opinion of counsel for the Company may be necessary or appropriate from time to time to enable any Incentive Option granted under this Plan to continue to qualify as an incentive stock option or such other stock option as may be defined under the Code so as to receive preferential federal income tax treatment.

                                   ARTICLE IX

                                  MISCELLANEOUS

         9.1 NO ESTABLISHMENT OF A TRUST FUND. No property shall be set aside nor shall a trust fund of any kind be established to secure the rights of any individual or entity under this Plan. All individuals and entities shall at all times rely solely upon the general credit of the Company for the payment of any benefit which becomes payable under this Plan.

         9.2 NO EMPLOYMENT OBLIGATION. The granting of any Option or Stock Award shall not constitute an employment contract, express or implied, nor impose upon the Company or any Affiliate any obligation to employ or continue to employ any Employee. The right of the Company or any Affiliate to terminate the employment of any person shall not be diminished or affected by reason of the fact that an Option or Stock Award has been granted to him.

         9.3 FORFEITURE. Notwithstanding any other provisions of this Plan, if the Board finds by a majority vote after full consideration of the facts that an Employee, before or after termination of his employment with the Company or an Affiliate for any reason (a) committed or engaged in fraud, embezzlement, theft, commission of a felony, or proven dishonesty in the course of his employment by the Company or an Affiliate, which conduct damaged the Company or Affiliate, or disclosed trade secrets of the Company or an Affiliate, or (b) participated, engaged in or had a material, financial or other interest, whether as an employee, officer, director, consultant, contractor, stockholder, owner, or otherwise, in any commercial endeavor which is competitive with the business of the Company or an Affiliate without the written consent of the Company or Affiliate, the Employee shall forfeit all outstanding Options and all outstanding Restricted Stock, and including all exercised Options and other situations pursuant to which the Company has not yet delivered a stock certificate. Clause (b) shall not be deemed to have been violated solely by reason of an Employee's ownership of stock or securities of any publicly owned corporation, if that ownership does not result in effective control of the corporation.

         The decision of the Board as to the cause of an Employee's discharge, the damage done to the Company or an Affiliate, and the extent of an Employee's competitive activity shall be final. No decision of the Board, however, shall affect the finality of the discharge of an Employee by the Company or an Affiliate in any manner.

         9.4 TAX WITHHOLDING. The Company or any Affiliate shall be entitled to deduct from other compensation payable to an Employee any sums required by federal, state, or local tax law to be withheld with respect to the grant or exercise of an Option or lapse of restrictions on Restricted Stock. In the alternative, the Company may require an Employee (or other person exercising the Option or receiving the Restricted Stock) to pay the sum directly to the employer corporation. If an Employee (or other person exercising the Option or receiving the Restricted Stock) is required to pay the sum directly, payment in cash or by check of such sums for taxes shall be delivered within ten (10) days after the date of exercise or lapse of restrictions. The Company shall have no obligation upon exercise of any Option or lapse of restrictions on Restricted Stock until payment has been received, unless withholding (or offset against a cash payment) as of or prior to the date of exercise or lapse of restrictions is sufficient to cover all sums due with respect to that exercise. The Company and its Affiliates shall not be obligated to advise an Employee of the existence of the tax or the amount which the employer corporation will be required to withhold.

         9.5 WRITTEN AGREEMENT. Each Option and Stock Award shall be embodied in a written Option Agreement or Restricted Stock Agreement which shall be subject to the terms and conditions of this Plan and shall be signed by the Optionee or Restricted Stock Recipient, as applicable, and by a member of the Board on behalf of the Board and the Company or an executive officer of the Company other than the Optionee or Restricted Stock Recipient, as applicable, on behalf of the Company. The Option Agreement or Restricted Stock Agreement may contain any other provisions that the Board in its discretion shall deem advisable which are not inconsistent with the terms of this Plan. This Plan and all shares of Stock or stock equivalents granted pursuant hereto shall be subject to the terms of any shareholders agreement entered into by the Company concurrent, or prior to, the grant of any Option hereunder.

         9.6 INDEMNIFICATION OF THE BOARD OF DIRECTORS. With respect to administration of this Plan, the Company shall indemnify each present and future member of the Board of Directors against, and each member of the Board of Directors shall be entitled without further act on his part to indemnity from the Company for, all expenses (including attorney's fees, the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by him in connection with or arising out of any action, suit, or proceeding in which he may be involved by reason of his being or having been a member of the Board of Directors, whether or not he continues to be a member of the Board of Directors at the time of incurring the expenses -- including, without limitation, matters as to which he shall be finally adjudged in any action, suit or proceeding to have been found to have been negligent in the performance of his duty as a member of the Board of Directors. However, this indemnity shall not include any expenses incurred by any member of the Board of Directors in respect of matters as to which he shall be finally adjudged in any action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duty as a member of the Board of Directors. In addition, no right of indemnification under this Plan shall be available to or enforceable by any member of the Board of Directors unless, within sixty (60) days after institution of any action, suit or proceeding, he shall have offered the Company, in writing, the opportunity to handle and defend same at its own expense. This right of indemnification shall inure to the benefit of the heirs, executors or administrators of each member of the Board of Directors and shall be in addition to all other rights to which a member of the Board of Directors may be entitled as a matter of law, contract, or otherwise.

         9.7 GENDER. If the context requires, words of one gender when used in this Plan shall include the others and words used in the singular or plural shall include the other.

         9.8 HEADINGS. Headings of Articles and Sections are included for convenience of reference only and do not constitute part of the Plan and shall not be used in construing the terms of the Plan.

         9.9 OTHER COMPENSATION PLANS. The adoption of this Plan shall not affect any other stock option, incentive or other compensation or benefit plans in effect for the Company or any Affiliate, nor shall the Plan preclude the Company from establishing any other forms of incentive or other compensation for employees of the Company or any Affiliate.

         9.10 OTHER OPTIONS OR AWARDS. The grant of an Option or Stock Award shall not confer upon the Employee the right to receive any future or other Options or Stock Awards under this Plan, whether or not Options or Stock Awards may be granted to similarly situated Employees, or the right to receive future Options or Stock Awards upon the same terms or conditions as previously granted.

         9.11 GOVERNING LAW. The provisions of this Plan shall be construed, administered, and governed under the laws of the State of Texas.

         9.12 FORMS. The Company shall use a form similar to the form attached hereto as Exhibit A (or such other form as the Board may approve) to grant Incentive Options, a form similar to the form attached hereto as Exhibit B (or such other form as the Board may approve) to grant Nonqualified Options and a form similar to the form attached hereto as Exhibit C (or such other form as the Board may approve) to grant Restricted Stock.